Exhibit 99.1

Press Release
Magnum Hunter Resources, Inc. contact:
Brad Davis, Senior Vice President & CFO
Howard Tate, Vice President of Capital Markets
972-401-0752
www.magnumhunter.com

MAGNUM HUNTER TO SETTLE SHAREHOLDER LAWSUIT

      IRVING, Texas, June 2, 2005/PRNewswire/ — Magnum Hunter Resources, Inc. (NYSE: MHR) announced today that it had entered into a memorandum of understanding with counsel to the plaintiffs in a lawsuit related to its proposed merger with Cimarex Energy Co. (NYSE: XEC). The lawsuit was filed on February 2, 2005 as a class action complaint in the District Court in Clark County, Nevada, naming as defendants Magnum Hunter and each of its directors.

      Under the terms of the memorandum, the parties have agreed, subject to approval by the court, to enter into a settlement with respect to all claims raised, or which could be raised, by the plaintiffs to the lawsuit. If the court approves the settlement contemplated in the memorandum, the lawsuit will be dismissed. The terms of the settlement contemplated by the memorandum require that additional disclosure be made concerning the merger. This disclosure is contained in a Form 8-K filed by Magnum Hunter today with the Securities and Exchange Commission. The parties also agreed that plaintiffs may seek attorneys’ fees and expenses in an amount not to exceed in the aggregate $400,000 that Magnum Hunter will pay if the attorneys’ fees and expenses are granted by the court. There will be no other settlement payment by Magnum Hunter. However, there can be no assurance that the court will approve the proposed settlement or that any ultimate settlement will be under the same terms as those contemplated by the memorandum.

      The proposed merger remains subject to the satisfaction of closing conditions, including approval by the shareholders of both Magnum Hunter and Cimarex. As previously announced, meetings of Magnum Hunter and Cimarex shareholders to vote on the merger are scheduled for June 6, 2005. If shareholder approval is obtained and all other closing conditions are satisfied, the parties anticipate that the closing of the merger will occur on or about June 7, 2005.

      Magnum Hunter stockholders may cast their vote by attending the meeting and voting in person or by signing and returning the proxy card enclosed with the joint proxy statement/prospectus mailed to each stockholder. Shares of Magnum Hunter common stock represented by properly executed proxies received before the special meeting will be voted at the special meeting in the manner specified on the proxies. Physical proxies that are properly executed and timely submitted but which do not contain specific voting instructions will be voted “FOR” the proposal presented at the Magnum Hunter special meeting. Magnum Hunter stockholders whose shares are held in “street name” (i.e., in the name of a broker, bank or other record holder) must either direct the record holder of their shares as to how to vote their shares or obtain a proxy from the record holder to vote at the special meeting. If no voting instructions are provided (commonly referred to as “broker non-votes”), these shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be voted in favor of the proposal presented at the Magnum Hunter special meeting. Broker non-votes will be counted as votes against the approval of the merger agreement and the transactions contemplated thereby. Magnum Hunter stockholders may receive more than one proxy or voting card depending on how they hold their shares. For shares held through someone else, such as a stockbroker, the stockholder may receive material from the holder asking how to vote the shares. Each proxy a stockholder receives should be voted.

      For participants in the Magnum Hunter Resources, Inc. 401(k) Employee Stock Ownership Plan, the trustee of the plan’s related trust will vote all shares of Magnum Hunter common stock held in trust, though each stockholder as a participant may direct the trustee regarding how to vote any shares allocated to his or her plan account. Stockholders will receive voting instructions from the trustee as to how to exercise voting rights under the plan. If a stockholder does not exercise the right to vote the shares allocated to his or her plan account, the trustee will vote those shares in accordance with the terms of the plan and trust. Unallocated shares held by the trustee also will be voted by the trustee in accordance with the terms of the plan and trust. Participants in the Magnum Hunter, Inc. 2003 Bonus Deferral Plan will receive a proxy card for the Magnum Hunter shares that are credited to their bookkeeping accounts. That proxy card will serve as a voting instruction card for the Plan committee and those shares will be voted as instructed. If no voting instructions are given to the Plan committee, the Plan committee will direct the manner in which shares are voted.

      Magnum Hunter recommends all stockholders vote by proxy even if they plan to attend the meeting because their vote may always be changed at the meeting. Stockholders who hold shares through a bank, broker or other nominee and would like to attend the special meeting and vote in person will need to bring an account statement as of the close of business on April 29, 2005. Alternatively, they may contact the person in whose name such shares are registered and obtain a proxy and bring it to the special meeting. Magnum Hunter stockholders may revoke their proxy before it is voted by submitting a new proxy card with a later date, by voting in person at the meeting, or by notifying Magnum Hunter’s Secretary at 600 East Las Colinas Blvd., Suite 1100, Irving, Texas 75039. Attending the special meeting will not by itself revoke a proxy. To do so, a stockholder must vote in person at the meeting. Once a stockholder has instructed a broker to vote shares, he or she must follow the broker’s directions in order to change the vote.

      This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Cimarex’s and Magnum Hunter’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Risks, uncertainties and assumptions include 1) the possibility that the companies may be unable to obtain stockholder or regulatory approvals required for the acquisition; 2) the possibility that problems may arise in successfully integrating the businesses of the two companies; 3) the possibility that the acquisition may involve unexpected costs; 4) the possibility that the combined company may be unable to achieve cost-cutting synergies; 5) the possibility that the businesses may suffer as a result of uncertainty surrounding the acquisition; 6) the possibility that the industry may be subject to future regulatory or legislative actions; 7) the volatility in commodity prices for oil and gas; 8) the presence or recoverability of estimated reserves; 9) the ability to replace reserves; 10) environmental risks; 11) drilling and operating risks; 12) exploration and development risks; 13) competition; 14) the ability of management to execute its plans to meet its goals and other risks that are described in SEC reports filed by Cimarex and Magnum Hunter. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Cimarex and Magnum Hunter. Cimarex and Magnum Hunter assume no obligation and expressly disclaim any duty to update the information contained herein except as required by law.

      In connection with the proposed merger, Cimarex and Magnum Hunter have filed with the SEC a Registration Statement on Form S-4 (Registration Number 333-123019) that discloses important information about the merger. Investors and security holders of Cimarex and Magnum Hunter are urged to read the joint proxy statement/prospectus filed with the SEC, and any other relevant materials filed by Cimarex or Magnum Hunter, as well as any amendments or supplements to those documents, because they contain important information about Cimarex, Magnum Hunter and the merger. Investors and security holders may obtain these documents (and any other documents filed by Cimarex and Magnum Hunter with the SEC) free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC may be obtained free of charge (i) at www.cimarex.com or www.magnumhunter.com or (ii) by directing a request to Mary Kay Rohrer, Assistant Corporate Secretary, Cimarex Energy Co., phone: 303-295-3995, fax: 303-295-3494; or Morgan F. Johnston, Corporate Secretary, Magnum Hunter Resources, Inc., phone: 972-401-0752, fax: 972-443-6487. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed acquisition.

      Cimarex, Magnum Hunter and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Cimarex and Magnum Hunter in favor of the merger. Information about the executive officers and directors of Cimarex and their ownership of Cimarex common stock is set forth in the joint proxy statement/prospectus, dated April 29, 2005 and supplemented May 3, 2005. Information about the executive officers and directors of Magnum Hunter and their ownership of Magnum Hunter common stock is set forth in the Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the SEC on March 16, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Cimarex, Magnum Hunter and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus when it becomes available.